Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Apellis Pharmaceuticals, Inc. (the “Company”) on Form 10-K for the year ending December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Timothy Sullivan, Chief Financial Officer and Treasurer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 25, 2021	By:	/s/ Timothy E. Sullivan
Timothy E. Sullivan
Chief Financial Officer and Treasurer